Exhibit (j)(ii) under Form N-1A
                                             Exhibit 8 under Item 601/Reg. S-K


                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 38 to the Registration Statement (Nos. 33-11905 and 811-5010) of the Huntington Funds on Form N-1A under the Securities Act of 1933, as amended.



                                    /s/ Ropes & Gray
                                    Ropes & Gray

Washington, D.C.
February 15, 2002